UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 12, 2010

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.02	Submission of Matters to a Vote of Security Holders.

Cameron International Corporation (the “Company”) held its Annual Meeting of Stockholders on May 12, 2010.  Set forth below are the results of the voting with respect to each matter acted upon at the meeting.

1.	The nominees for election as Class III Directors, each for a three year term, were elected based upon the following vote:

Nominees	For	Against	Abstain	Broker Non-Votes
Michael E. Patrick	187,037,770	10,585,416	3,064,000	11,760,017
Jon Erik Reinhardsen	198,131,813	2,332,448	222,924	11,760,017
Bruce W. Wilkinson	187,489,388	10,375,247	2,822,551	11,760,017

 2.  The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounts for fiscal year ending December 31, 2010, was approved based on the following votes:

For	Against	Abstain
203,673,475	8,654,617	119,110

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ Grace B. Holmes
Grace B. Holmes
Corporate Secretary and Governance Officer

Date:          May 13, 2010